Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Dolan Media Company (the “Company”) on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James P. Dolan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2008	By:	/s/ James P. Dolan
James P. Dolan
Chairman, Chief Executive Officer and President